April 27, 2026
Summary Prospectus For New Investors In
MetFlex Flexible Premium Variable Life Insurance Policy
Issued by Separate Account UL of Metropolitan Life Insurance Company
This Summary Prospectus summarizes key features of the MetFlex Policies (the "Policy" or "Policies") issued by Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “our”, “us” or “the Company”).
The Prospectus for the Policies contains more information about the Policy, including its features, benefits, and risks. You can find the current Prospectus and other information about the Policy online at dfinview.com/metlife/PUFT/MET000229. You can also obtain this information at no cost by calling (877) 638-3932 or by sending an email request to sbrservice@metlife.com.
The individual Policy is designed to provide:
- Life insurance coverage
- Flexible Premium payments
- A choice among three death benefit options
- A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs
You may cancel your Policy without paying additional fees or penalties within the later of: (i) 10 days after you receive the Policy (unless state law requires a longer specified period); and (ii) the date we receive a receipt signed by you. Upon cancellation, you will receive either a full refund of the amount you paid or your total Cash Value plus any charges deducted if state law requires. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate Premium payments to and transfer Cash Value among a fixed interest account (“Fixed Account”) and the Metropolitan Life Separate Account UL Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) which invest in the corresponding portfolios (“Portfolios”) listed in Appendix A. Not all Divisions may be available under your Policy. You should check with your Employer as to which Divisions are available under your Policy.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency, entity or person. MetLife’s obligations under the Policy are subject to its financial strength and claims-paying ability. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	None			—
Transaction Charges
You may be charged for certain transactions, such as sales charges, underwriting charges or other charges related to increases in specified face amount, charges to pay for certain taxes when you make a Premium payment or transfer Cash Value between
investment options.

Charges and
Deductions —  Sales
Charge; Administrative
Charge; Charge for
Average Expected State
and Local Taxes
Attributable to
Premiums; Charge for
Expected Federal Taxes
Attributable to
Premiums; and Other
Charges

Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy and optional benefits added by rider.
Such fees and expenses are set based on characteristics of the
Insured (e.g., the Insured’s sex (if permitted by law and applicable under your Policy)), Age underwriting class and rate class. Please refer to the specifications page of your Policy for applicable rates.
You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:
Charges and Deductions– Charges Included in the Monthly Deduction Charges and Deductions – Charges Included in the Monthly Deduction Charges and Deductions –Portfolio Company Charges
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and expenses)	0.25%	3.38%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.			Principal Risks
Not a Short-Term Investment
The Policy is designed to provide lifetime insurance protection. It should not be used as a short-term investment or if you need ready access to cash because you will be charged when you make Premium payments. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
Principal Risks
Risks Associated with Investment Options
An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Portfolios available under the Policy. Each investment option
(including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.
Principal Risks

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks
An investment in this Policy is subject to the risks related to
Metropolitan Life, including any obligations (including under any
Fixed Account investment option), guarantees, and benefits of the
Policy, including any death benefit, that are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you.
More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (877) 638-3932 or by visiting https://www.metlife.com/about-us/corporate-profile/
ratings.
Principal Risks
Contract Lapse
Your Policy may lapse if you have paid an insufficient amount of
Premiums or if the investment experience of the Portfolios is poor, you have taken partial withdrawals, and the Cash Surrender Value under your Policy is insufficient to cover the monthly deduction.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for
reinstatement are met including the payment of required Premiums.
Principal Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Policy owners may transfer Cash Value between and among the
Divisions and the Fixed Account. The minimum amount you may
transfer is $50 or, if less, the total amount in an investment option.
You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed
Account over the last four Policy years.

At the present time, no charge is assessed against the Cash Value of a Policy when amounts are transferred among the Divisions of the
Separate Account and between the Divisions and the Fixed Account.
Metropolitan Life reserves to impose a charge of $25 per transfer.
Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute
Portfolios that are available under the Policy.
Cash Value, Transfers and Withdrawals – Cash Value Transfers
Optional Benefits
Restrictions or limitations may apply to certain optional benefits.
For example, benefits may be (i) no longer available, (ii) available only when you apply for a Policy, (iii) unavailable in certain combinations, or (iv) available only if your employer makes it available. You should check with your employer regarding the availability of riders.
Optional Benefits
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Federal Tax Matters

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of the Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
Sales of the Policy
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.
Sales of The Policy
OVERVIEW OF THE POLICY
Purpose of the Policy
We designed the Policy for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
You choose the schedule of Premium payments on your application. The schedule sets forth the amount of Premiums, fixed payment intervals and the period of time that you intend to pay Premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. You also can make other Premium payments at any time. The first Premium may not be less than the Planned Premium unless agreed to by us. After payment of the first planned periodic Premium, you do not have to pay Premiums in accordance with your voluntary planned period Premium schedule. After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis. Unscheduled Premium payments must be at least $100 each. You may not pay Premiums that exceed tax law premium limitations for life insurance policies. The payment of a given Premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s Cash Surrender Value. Insufficient Premiums may result in lapse of the Policy. Premiums may be allocated among the Divisions and the Fixed Account. If you terminate your participation in optional benefits which have allocations to specific Divisions, you will remain invested in the same Divisions until you request allocations to different Divisions. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with Premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying Premiums; loan privileges; surrender privileges; and optional insurance benefits.
Cash Value. Your Cash Value in the Policy reflects your Premium payments, the charges we deduct, interest we credit if you have Cash Value in the Fixed Account, any investment experience you have in the Divisions of the Separate Account, as well as your loan and withdrawal activity.

Specified Face Amount of Insurance. Within certain limits, You may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.
Standard Death Benefit Options. Generally, You have a choice among three death benefit options. Under death benefit option A the death benefit is a level amount that equals the specified face amount of the Policy. Under death benefit option B the death benefit varies and equals the specified face amount of the Policy plus the Cash Value on the date of death. Under death benefit option C the death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy Premiums paid exceed withdrawals made.
Income Plans. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.
Surrenders, Partial Withdrawals and Loans. Within certain limits, You may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its Cash Surrender Value.
Tax Advantages. In general, you will not pay income taxes on any Cash Value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to federal and state estate taxes, but your Beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code (the “Code”), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Policy years, in certain circumstances, a distribution may be subject to tax on an income-out-first basis if there is a gain in the Policy (which is generally when your Cash Value exceeds the cumulative Premiums you paid). Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, distributions and loans from a Policy are not subject to a 10% penalty tax, unless the Policy is a modified endowment contract.
Term Rider. This rider provides coverage on the Insured to Age 100 for Policies issued on and after January 1, 2020 (for Policies issued prior to January 1, 2020, the rider provides coverage to Age 95). The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the Base Policy.
Other Optional Rider Benefits. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional Premiums. These are the Enhanced Cash Surrender Value Rider, Interim Term Insurance Benefit, Disability Waiver Benefit Rider, Acceleration of Death Benefit Rider, Yearly Renewable Term Insurance Rider, Accidental Death Benefit Rider, Refund of Sales Charge Rider, Term Insurance Rider and the Business Exchange Rider. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.

DEATH BENEFITS
If the Policy is in force, we will pay your Beneficiary the insurance proceeds as of the end of the Valuation Period that includes the Insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the Insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning settlement options is provided under “Income Plans” and on request from your Designated Office. We will pay interest on the proceeds as required by applicable state law.
The Policy’s death proceeds may be paid to the Beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for You.
The Beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the Beneficiary to withdraw the entire amount from the plan, the Beneficiary can also name contingent beneficiaries.
The insurance proceeds equal:
●
The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
●
Any additional insurance proceeds provided by rider; minus
●
Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of two to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary, Policy owner or the certificate owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation — including complete names and contact information, if and as it changes. You should contact your Designated Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
You can choose among three options. You select which option you want in the Policy application. The three options are:

●
Option A: The death benefit is a level amount and equals the specified face amount of the Policy. For example, assuming no outstanding Indebtedness, if on the date of death, the face amount is $500,000, then the Death Benefit would be $500,0000.
●
Option B: The death benefit varies and equals the specified face amount of the Policy plus the Cash Value on the date of death. For example, assuming no Indebtedness, if on the date of death the Face Amount is $500,000 and Cash Value is $30,000, then the Death Benefit would be $530,000.
●
Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy Premiums paid exceed withdrawals made. For example, assuming no Indebtedness, if on the date of death, the Face Amount is $500,000 and the Premium Paid is $50,000 and the withdrawal taken is $10,000, the death benefit would be $540,000 ($500,000 + $50,000 - $10,000).
There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the Cash Value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A for Policies with the same specified face amount and Premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.
You can change your death benefit option after the first Policy year, provided that:
●
Your Cash Surrender Value after the change would be enough to pay at least two monthly deductions.
●
The specified face amount continues to be no less than the minimum we allow after a decrease.
●
The total Premiums you have paid do not exceed the then current maximum premium limitations permitted under IRS rules.
●
You provide evidence satisfactory to us of the Insured’s insurability, as we may require.
Any change will be effective on the Monthly Anniversary on or immediately following the date of receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.
Before you change your death benefit option you should consider the following:
●
If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your Cash Value and, in some cases, the death benefit levels.
●
If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a MEC; that You would receive a taxable distribution; and that the maximum Premium amounts that You can pay would change.
Minimum Death Benefit
In no event will the Policy death benefit (plus the proceeds under any term rider on the Insured’s life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying the Cash Value Accumulation Test.
Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy’s cash value at the insured’s date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured’s age at the date of death, and it declines as the insured grows older.

You chose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issued your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy’s Cash Value at the insured Insured’s date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured Insured’s Age at the date of death, and it declines as the Insured grows older.
Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy’s Cash Value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same Cash Value). Also, there are firm limits on the amount of Premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.
In addition:
●
The Cash Value Accumulation Test may allow you to pay a greater amount in Premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any Premium to the extent it would cause the death benefit to increase above certain limits.
●
Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
●
Any advantage of the Cash Value Accumulation Test may be eliminated if Premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of Premiums which may be paid under a Policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If Premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences.
Specified Face Amount
Choosing Your Initial Specified Face Amount. The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the minimum initial specified face amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.
The term insurance benefit provides coverage on the Insured to Age 100 for Policies issued on and after January 1, 2020 (for Policies issued prior to January 1, 2020, the rider provides coverage to Age 95). You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, You can reduce the amount of sales charges and current cost of insurance charges that You otherwise would pay.
Changing Your Specified Face Amount. Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the Monthly

Anniversary on or next following the (a) date of receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.
The specified face amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the Cash Surrender Value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.
Before you change your specified face amount you should consider the following:
●
The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, Cash Value and, in some cases, death benefit levels.
●
Reducing your specified face amount may result in our returning an amount to You which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
●
The amount of additional Premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount You can pay without causing your Policy to be a MEC for tax purposes may also increase or decrease.
●
In some circumstances, the Policy could become a MEC.
●
For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual Target Premium on which these charges are based.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Additional Information About Fees.
NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Interim Term Insurance Benefit Rider
This rider provides a term
insurance benefit if any
Insured person dies on or
after the date of the rider and
before the date of the Policy.
This rider will not advance
the time of payment of any
dividend or any endowment
date under the Policy.
		Optional	Available only at the time you apply for the Policy.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Term Insurance Rider	This rider provides term insurance on the life of the Insured, payable to the Beneficiary if the Insured dies prior to the end of the coverage period.	Optional	Available only at the time you apply for the Policy. Rider may not be reinstated after a written request to terminate the rider is received.
Enhanced Cash Surrender Value	This rider will refund a portion of charges upon full surrender of the Policy within the stated period.	Optional	Available only at the time you apply for the Policy. Not available when Refund of Sales Charge Rider is added to the Policy. Available only with pre-approval.
Acceleration of Death Benefit Rider	This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the Insured resulting in a life expectancy of 12 months or less.	Optional
Benefit is provided to you
only if elected by your
employer. This benefit may
reduce your death benefit by
more than the amount of the
accelerated payment.

Available to purchase
throughout the life of the
Policy.

Business Exchange Rider	The Policy owner has the right to exchange insurance on the life of an Insured who is Age 65 or less for insurance on the life of another.	Optional	Only available if purchased for all of the executives in the plan at inception. Request for the exchange must be in writing.
Refund of Sales Charge Rider	If a Policy is surrendered during the first five Policy years, we will refund to the Policy owner any sales charge deducted within 365 days preceding the Policy surrender.	Optional	Available only at the time you apply for the Policy. Not available in NJ prior to January 24, 2020. Not available when Enhanced Cash Value Rider is added to the Policy.
Interest Income	The amount applied to this income option will earn interest which will be paid monthly.	Standard	Withdrawals of at least $500 each may be made at any time by written request.

NAME OF BENEFIT*	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Installment Income for a Stated Period	Payments under this income option will be made in monthly installment payments over a chosen period.	Standard	The period chosen can be from 1 to 30 years.
Installment Income of a Stated Amount	Payment under this income option will be made in monthly installment payments of a chosen amount until the chosen amount applied with interest is paid.	Standard
Single Life Income- Guaranteed Payment Period	Payment under this income option will be made monthly during the lifetime of the payee with a chosen guaranteed payment period.	Standard	The guaranteed period can be 10, 15 or 20 years.
Single Life Income- Guaranteed Return	Payment under this income option will be made monthly during the lifetime of the payee.	Standard	If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.
Joint and Survivor Life Income	Payment under this income option will be made monthly and paid jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor.	Standard	A total payment period of 10 years is guaranteed.
*
The availability of certain benefits may vary by employer. You should ask your employer which optional benefits are available.
BUYING THE POLICY
Issuing a Policy
If You want to own a Policy, then You must complete an application, which must be received by your Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.
We offer other variable life insurance policies that have different death benefits, policy features, portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and Cash Values. To obtain more information about these other policies, contact your Designated Office or your sales representative.

There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:
Guaranteed Issue — requires the least evidence of insurability and rating classification;
Simplified Underwriting — requires more evidence of insurability and rating classification; and
Full Underwriting — requires the most evidence of insurability and rating classification.
An Insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same Insured under Full Underwriting.
Generally, we will issue a Policy only for Insureds that are Age 70 or less (although we may decide to permit an Insured that is older) that have provided evidence of insurability that we find acceptable. An “Insured” is the person upon whose life we issue the Policy. For the purpose of computing the Insured’s Age under the Policy, we start with the Insured’s Age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that Issue Age and adding the number of full Policy years completed.
The Date of Policy is usually the date the Policy application is approved and Premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and Monthly Anniversaries). To preserve a younger Age for the Insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic Premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.
Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the Insured’s health on the date of such approval must be the same as stated in the application and, in most states, we can require that the Insured not have sought medical advice or treatment between the date of the application and the date of approval.
Payment and Allocation of Premiums
You can make voluntary planned periodic Premium payments and unscheduled Premium payments. The payment of a given Premium won’t necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy’s Cash Surrender Value. If the Cash Surrender Value on any Monthly Anniversary is less than the monthly deduction you will need to make a Premium payment within the grace period to cover the monthly deduction. If the Insured dies during the grace period the insurance proceeds will be payable.
Paying Premiums
We accept Premium payments made by electronic fund transfers, check or cashier’s check. We do not accept cash, money orders or traveler’s checks. You can make Premium payments, subject to certain limitations discussed below.
Voluntary Planned Periodic Premium Schedule. You choose the schedule on your application. The schedule sets forth the amount of Premiums, fixed payment intervals and the period of time that you intend to pay Premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic Premium, you do not have to pay Premiums in accordance with your voluntary planned period Premium schedule.
Unscheduled Premium Payment Option. You also can make other Premium payments at any time.

Premium payments sent by regular U.S. mail should be addressed to: Metropolitan Life Insurance Company, P.O. Box 70501, Philadelphia, PA 19176-0501. Premium payments sent by express mail or courier service should be addressed to: Metropolitan Life Insurance Company, Lockbox #70501, Wells Fargo Bank MAC Y1372-045, 2005 Market Street, 5th Floor, Philadelphia, PA 19103-7042. Make check payable to: Metropolitan Life Insurance Company.
If you send Premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the Premium payment to You, or there may be a delay in applying the payment or transaction to your Policy.
Maximum and Minimum Premiums Payments
●
The first Premium may not be less than the Planned Premium unless agreed to by us.
●
After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semiannual basis.
●
Unscheduled Premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to You.
●
You may not pay Premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make Premium payments that would turn your Policy into a MEC, but we will tell You of this status in your annual statement, and if possible, we will tell you how to reverse the status.
●
We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual Premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
●
We may require evidence of insurability for Premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.
Allocating Net Premiums
Your allocations of Net Premiums to the Fixed Account are effective as of the Investment Start Date. Your allocations of Net Premiums to the Divisions of the Separate Account are effective as of the first Valuation Day after the end of the free look period. During the free look period, we allocate the Net Premium payments You allocated to the Divisions to a money market Division. At the end of the free look period, we will allocate your Cash Value in that Division among all the Divisions according to your Net Premium allocation instructions.
For Policies issued in California: If you are Age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial Net Premium to a money market Division, we will refund the Premiums You paid if You cancel your Policy within 30 days of receipt of your Policy. If You elected to allocate your initial Net Premium to other Divisions and/or the Fixed Account, we will refund the Policy's Cash Value if You cancel your Policy within 30 days of receipt of your Policy. If You allocated 100% of your Net Premium to a money market Division and You do not cancel your Policy before the end of the 30 day period, we will not automatically transfer your Cash Value or reallocate your future premium. You must contact us to request a transfer or reallocation.
You can instruct us to allocate your Net Premiums among the Fixed Account and the Divisions. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at your Designated Office or in any other manner that we permit. Allocation of all Premiums must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1∕3% of your purchase payment to any Division. If you have Cash Value of at least $60,000,000 in the Fixed Account for all Policies You own, we will have to give prior approval to any allocation of Net Premium or transfer of Cash Value to the Fixed Account.
HOW YOUR POLICY CAN LAPSE
Lapse
Termination. We will terminate your Policy without any Cash Surrender Value or death benefit if:
●
The Cash Surrender Value is less than the monthly deduction; and
●
We do not receive a sufficient Premium payment within the 61-day grace period to cover the monthly deduction. We will mail You notice if any grace period starts.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of Premium required to keep the Policy in force, and the date the payment is due. Subject to minimum Premium requirements, the amount of the Premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement. Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy Loan Account), subject to certain terms and conditions that the Policy provides. If You meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the final date. You also must provide us:
●
A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
●
Evidence of insurability that we find satisfactory.
●
An additional Premium amount that the Policy prescribes for this purpose.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY
Surrender and Withdrawal Privileges
You can surrender your Policy for its Cash Surrender Value. We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the Insured dies after You surrender the Policy but before the end of the Policy month in which You surrendered the Policy, we will pay your Beneficiary an amount equal to the difference between the Policy’s death benefit and its Cash Value, computed as of the surrender date.
Requests for surrenders and withdrawals that are received in good order are effective on the date of receipt. A request is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. In those cases, the effective time is at the end of the valuation period during which we receive them at Your Designated Office. (Some exceptions to this general rule are noted below.)

A valuation period is the period between two successive valuation dates. A valuation period begins at the close of regular trading on the New York Stock Exchange on a valuation date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding valuation date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The valuation date is each day on which the New York Stock Exchange is open for trading.
You can make partial withdrawals if:
●
the withdrawal would not result in the Cash Surrender Value being less than sufficient to pay 2 monthly deductions;
●
the withdrawal is at least $250;
●
the withdrawal is in a whole dollar amount or a whole percentage;
●
the withdrawal would not result in total Premiums paid exceeding any then current maximum premium limitation determined by Code rules; and
●
the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under “Insurance Proceeds — Specified Face Amount — Changing Your Specified Face Amount,” above.
If You make a request for a partial withdrawal that is not permitted, we will tell You and You may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the Division’s in the same proportion that the Policy’s Cash Value in each such option bears to the total Cash Value of the Policy in the Fixed Account and the Division’s. The maximum amount that you may withdraw from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, email or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Before surrendering your Policy or requesting a partial withdrawal, You should consider the following:
●
Amounts received may be taxable as income and, if your Policy is a MEC, subject to certain tax penalties;
●
Your Policy could become a MEC;
●
For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal;
●
For partial withdrawals, your specified face amount may also decrease. For Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative Premiums paid.
In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

ADDITIONAL INFORMATION ABOUT FEES
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge (Load) (as a percentage of annual Target Premium paid)(1)	On payment of Premium	9%	6.5% (for Policy years 1 to 10 for Policies issued on or after 1/1/2009) 3% (for Policy years 11 and later for Policies issued on or after 1/1/2009) None (for Policies issued before 1/1/2009)
State Tax Charge (as a percentage of each Premium payment)	On payment of Premium	2.25%	2.25%
Federal Tax Charge (as a percentage of each Premium payment)	On payment of Premium	1.2%	1.2%
Administrative Charge(2)	On payment of Premium	1.05%
0.55% (for Policy years 1 to
10 for Policies issued on or
after 1/1/2009)

1.05% (for Policy years 11
and later for Policies
issued on or after
1/1/2009)

1.05% (for all Policy years
for Policies issued on or
after 9/1/1993 and before
1/1/2009)

Cash Value Transfer Fee	On transfer of Cash Value among the Divisions of the Separate Account and between the Divisions and the Fixed Account	$25 per transfer	Not currently charged

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Enhanced Cash Surrender Value Rider(3)	On Premium payments made during the first five Policy years	0.25%	0.25%
Underwriting Charge (applies only if you request an increase in your specified face amount)	On face amount increase	$3 per $1,000 of increase in specified face amount	Not currently charged
Interim Term Insurance Benefit
Cost of Insurance: ●Minimum and Maximum Charge	On payment of first Premium if rider is elected	$0.03 to $33.82 per $1,000 of term insurance amount	$0.03 to $33.79 per $1,000 of term insurance amount
●Charge for a representative insured(4)		$0.17 per $1,000 of term insurance amount	$0.15 per $1,000 of term insurance amount
(1)
The maximum sales charge is 9% of annual target premium paid for Policy Years 1 to 10 and 3% of annual target premiums paid for Policy years 11 and later. The current sales charge for premiums paid in excess of annual target premiums in all Policy years is 0%. The Annual Target Premium is equal to 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy (excluding the Term Rider) and standard underwriting class (increased and decreased proportionately for increases and decreases in the specified face amount of the Policy, which could, in turn, increase or decrease sales and administrative charges).
(2)
The current administrative charge for Premiums paid in excess of annual Target Premiums in all Policy years is 0.05%.
(3)
For MetFlex Policies issued with the Enhanced Cash Surrender Value Rider if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your Premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year. We will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval.
(4)
A representative insured is a male, issue Age 47, nonsmoker, Guaranteed Issue underwriting class.
The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Contract Charges
Cost of Term Insurance for coverage under base policy(1)(2)
●Minimum and Maximum Charge	Monthly	$0.03 to $35.30 per $1,000 of term insurance amount	$0.03 to $33.79 per $1,000 of term insurance amount
●Charge for a representative Insured(3)		$0.17 per $1,000 of term insurance amount	$0.15 per $1,000 of term insurance amount

Mortality and Expense Risk Charge	Monthly	Effective annual rate up to 0.90% of the Cash Value in the Separate Account
For Policies issued on or
after 1/1/2009, effective
annual rate of:
●0.40% (Policy years 1 to
9)
●0.20% (Policy years 10 to
20)
●0.10% (thereafter)
For Policies issued before
1/1/2009, effective annual
rate of:
●0.60% (Policy years 1 to
9)
●0.30% (thereafter)

MetFlex
Loan Interest Spread(4)	Annually	Annual rate of 2% of the loan amount	Annual rate of 0.25% of the loan amount
Optional Benefit Charges
Disability Waiver Rider(2)
●Minimum and Maximum Charge	Monthly	$0.01 to $0.09 per $1,000 of insurance amount	$0.01 to $0.09 per $1,000 of insurance amount
●Charge for a representative Insured(3)		$0.05 per $1,000 of insurance amount	$0.05 per $1,000 of insurance amount
Yearly Renewable Term Insurance Rider(2)
●Minimum and Maximum Charge	Monthly	$0.09 to $30.45 per $1,000 of term insurance amount	$0.03 to $14.34 per $1,000 of term insurance amount
●Charge for a representative Insured(3)		$0.27 per $1,000 of term insurance amount	$0.19 per $1,000 of term insurance amount
Accidental Death Benefit Rider(2)
●Minimum and Maximum Charge	Monthly	$0.07 to $0.12 per $1,000 of accidental death benefit amount	$0.07 to $0.12 per $1,000 of accidental death benefit amount
●Charge for a representative insured(3)		$0.08 per $1,000 of accidental death benefit amount	$0.08 per $1,000 of accidental death benefit amount
Term Insurance Rider(2)
●Minimum and Maximum Charge	Monthly	$0.03 to $33.82 per $1,000 of term insurance amount	$0.02 to $25.34 per $1,000 of term insurance amount
●Charge for a representative Insured(3)		$0.17 per $1,000 of term insurance amount	$0.11 per $1,000 of term insurance amount
(1)
The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover.
(2)
This charge varies based on individual characteristics of the Insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. Your Policy will indicate the charges applicable to your Policy. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.
(3)
A representative Insured is a male, issue Age 47, nonsmoker, Guaranteed Issue underwriting class.
(4)
We charge interest on Policy loans but credit you with interest on the amount of the Cash Value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their current expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.25%	3.38%

GLOSSARY
Age — The age of an Insured refers to the Insured’s age at his or her nearest birthday.
Attained Age — The Insured’s Issue Age plus the number of completed Policy years.
Base Policy — The Policy without riders.
Beneficiary — The beneficiary is the person or persons designated by the Policy owner to receive insurance proceeds upon the death of the Insured. A beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the death of the Insured. If there is more than one beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy owner.
Cash Surrender Value — The amount You receive if You surrender the Policy. It is equal to the Policy’s Cash Value reduced by any outstanding Policy loan and accrued and unpaid interest.
Cash Value — A Policy’s cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, and if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.
Date of Policy — The date on which coverage under the Policy and monthly deductions begin. If you make a Premium payment with the application, unless you request otherwise, the date of policy is generally the date the Policy application is approved. If you choose to pay the initial Premium upon delivery of the Policy, unless you request otherwise, the date of policy is generally the date on which we receive your initial payment. The date of policy is used to measure Policy years, Policy months, and Policy anniversaries.
Designated Office — Our Designated Office varies based on the type of service request or transaction that you are making. For the most recent Designated Office address, please call (877) 638-3932 or contact us at SBRservice@metlife.com.
Division — A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.
Fixed Account  — The fixed account is a part of our General Account to which you may allocate Net Premiums. It provides guarantees of principal and interest. Aspects of the fixed account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund — An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness — The total of any unpaid Policy loan and loan interest.
Insured — The person upon whose life the Policy is issued.
Investment Start Date —  The later of the policy date and the date we first receive a Premium payment for the Policy.
Issue Age — The Age of the Insured as of his or her birthday nearest to the policy date.

Loan Account — The account to which Cash Value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.
Monthly Anniversary — The same date in each month as the policy date. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.
Net Premium — The net premium is equal to the Premium payment minus the sales charge, state tax charge and federal tax charge, administrative charges and any rider charges.
Planned Premium — The planned premium is the Premium payment schedule you choose to help meet your future goals under the Policy. The planned premium consists of a first-year Premium amount and an amount for Premium payments in subsequent Policy years. It is subject to certain limits under the Policy.
Portfolio — A portfolio represents a class (or series) of a Fund in which a Division’s assets are invested.
Premiums — Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.
Separate Account — Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Target Premium — We use the target premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of sales charge imposed on Premium payments. The target premium varies by Issue Age, sex (except for unisex Policies), smoking status and any flat extras and substandard rating of the Insured, and the Policy’s base face amount, with additional amounts for most riders.
You — “You” refers to the Policy owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available. Not all Divisions may be available under your Policy. You should check with your Employer as to which Divisions are available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/PUFT/MET000229. You can also request this information at no cost by calling (877) 638-3932 or by contacting us at sbrservice@metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	AB VPS Sustainable Global Thematic Portfolio* - Class B AllianceBernstein L.P.	1.20%	6.02%	3.02%	9.80%
US Equity	American Funds American High-Income Trust* - Class 2 Capital Research and Management CompanySM	0.62%	8.24%	5.60%	6.96%
International Equity	American Funds EUPAC FundTM*# - Class 2 Capital Research and Management CompanySM	0.72%	26.77%	3.40%	7.00%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
US Fixed Income	American Funds U.S. Government Securities Fund* - Class 2 Capital Research and Management CompanySM	0.50%	7.75%	-0.23%	1.70%
Allocation	Asset Manager 70% Portfolio* - Service Class Fidelity Management & Research Company LLC	0.72%	18.15%	7.53%	8.76%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.74%	19.31%	0.96%	7.62%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	4.15%	3.09%	2.10%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
US Equity	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.03%	1.57%	6.77%	8.05%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	7.83%	8.29%	10.73%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	15.91%	12.30%	13.62%
Sector	CBRE Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.66%	7.11%	4.30%	4.22%
US Equity	Contrafund® Portfolio - Service Class Fidelity Management & Research Company LLC	0.64%	21.42%	15.26%	15.66%
International Fixed Income	Emerging Markets Debt Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited	1.10%	15.33%	2.70%	4.51%
International Equity	Emerging Markets Equity Portfolio* - Class I Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	1.25%	32.96%	4.37%	7.27%
US Equity	Equity-Income Portfolio - Service Class Fidelity Management & Research Company LLC	0.56%	18.92%	12.41%	11.49%
Global Equity	Franklin Mutual Global Discovery VIP Fund - Class 2 Franklin Mutual Advisers, LLC	1.16%	23.34%	12.00%	8.52%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Target Date	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.44%	13.33%	4.84%	7.38%
Target Date	Freedom 2025 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.46%	14.59%	5.52%	8.02%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.69%	5.16%	3.79%	10.15%
US Equity	Goldman Sachs Small Cap Equity Insights Fund* - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%	16.14%	10.47%	10.84%
US Fixed Income	Government Money Market Portfolio - Initial Class Fidelity Management & Research Company LLC	0.25%	4.13%	3.10%	2.03%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	33.17%	6.72%	7.01%
US Fixed Income	High Income Portfolio* - Initial Class Fidelity Management & Research Company LLC	0.81%	10.36%	4.22%	5.59%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	15.88%	7.56%	11.28%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.99%	5.83%	-0.91%	9.00%
US Equity	Invesco V.I. Comstock Fund - Series II Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
International Equity	Invesco V.I. EQV International Equity Fund - Series I Invesco Advisers, Inc.	0.90%	16.50%	3.68%	6.22%
US Fixed Income	Investment Grade Bond Portfolio - Service Class Fidelity Management & Research Company LLC	0.47%	7.14%	-0.06%	2.61%
Allocation	Janus Henderson Balanced Portfolio - Service Shares Janus Henderson Investors US LLC	0.87%	14.82%	8.21%	9.86%
US Equity	Janus Henderson Enterprise Portfolio - Service Shares Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
US Equity	Janus Henderson Forty Portfolio - Service Shares Janus Henderson Investors US LLC	0.87%	17.86%	11.37%	15.96%
US Equity	Janus Henderson Research Portfolio - Institutional Shares Janus Henderson Investors US LLC	0.82%	18.39%	14.11%	15.88%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	14.04%	10.28%	16.71%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	JPMorgan Small Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.79%	12.48%	9.93%	9.09%
US Equity	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	15.21%	15.06%	14.19%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	5.29%	7.44%	9.43%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	7.04%	-0.64%	1.75%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	7.19%	8.81%	10.43%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.37%	31.02%	8.62%	8.04%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
Global Equity	MFS® Global Equity Series* - Service Class Massachusetts Financial Services Company	1.18%	13.28%	5.45%	8.64%
US Fixed Income	MFS® High Yield Portfolio* - Service Class Massachusetts Financial Services Company	0.97%	8.47%	3.63%	5.30%
US Equity	MFS® New Discovery Series* - Service Class Massachusetts Financial Services Company	1.12%	12.56%	-0.54%	10.46%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	22.41%	5.54%	7.57%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.87%	10.83%	6.15%	7.38%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Mid Cap Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.80%	11.49%	9.83%	10.31%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	13.55%	-5.58%	14.29%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	-4.57%	2.86%	9.12%
Alternative	PIMCO All Asset Portfolio* - Administrative Class Pacific Investment Management Company LLC Subadviser: Research Affiliates, LLC	2.13%	14.20%	5.60%	6.77%
Sector	PIMCO CommodityRealReturn® Strategy Portfolio* - Administrative Class Pacific Investment Management Company LLC	3.19%	18.79%	10.55%	6.54%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.13%	7.93%	1.40%	3.35%
US Fixed Income	PIMCO Long-Term U.S. Government Portfolio - Administrative Class Pacific Investment Management Company LLC	2.48%	6.15%	-6.82%	0.01%
US Fixed Income	PIMCO Low Duration Portfolio - Administrative Class Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%
US Fixed Income	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.58%	9.21%	0.19%	2.55%
International Equity	Putnam VT International Value Fund - Class IB Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. Franklin Templeton Investment Management Limited The Putnam Advisory Company, LLC	1.06%	34.68%	12.49%	8.86%
US Equity	Royce Micro-Cap Portfolio - Investment Class Royce Investment Partners	1.22%	13.89%	9.17%	10.14%
US Equity	Royce Small-Cap Portfolio - Investment Class Royce Investment Partners	1.18%	8.93%	10.66%	7.88%
International Equity	State Street Emerging Markets Enhanced Index Portfolio - Class B (formerly known as SSGA Emerging Markets Enhanced Index Portfolio## - Class B) Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.80%	34.14%	6.04%	—

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.56%	15.70%	9.64%	14.39%
US Equity	T. Rowe Price Large Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.53%	12.32%	10.55%	10.36%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	10.30%	5.75%	10.88%
International Equity	Templeton Foreign VIP Fund* - Class 1 Templeton Investment Counsel, LLC	0.83%	29.51%	8.52%	6.01%
Global Fixed Income	Templeton Global Bond VIP Fund* - Class 1 Franklin Advisers, Inc.	0.50%	16.09%	-0.69%	0.11%
US Equity	Victory Pioneer Mid Cap Value VCT Portfolio* - Class I Victory Capital Management Inc.	0.76%	11.19%	11.16%	9.01%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.60%	2.51%	9.90%	9.86%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.57%	9.07%	1.42%	4.03%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
##
Effective April 28, 2025, the SSGA Emerging Markets Enhanced Index Portfolio II (formerly Brighthouse/abrdn Emerging Markets Equity Portfolio) of the Brighthouse Funds Trust I merged with and into the SSGA Emerging Markets Enhanced Index Portfolio of Brighthouse Funds Trust I. Values prior to April 28, 2025 reflect the performance of the SSGA Emerging Markets Enhanced Index Portfolio II.
#
Effective May 15, 2026, the American Funds International Fund changed its name to American Funds EUPAC Fund.TM
The fee and expense information regarding the Portfolios was provided by those Portfolios.

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